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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 22, 2007
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


         0-26059                                         68-0121636
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(Commission File Number)                      (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                84128
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  (Address of Principal Executive Offices)                (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On October 22, 2007, Richard Ferrone resigned as the Chief Financial Officer of CirTran Corporation (the "Company"). Iehab Hawatmeh, President of the Company, accepted Mr. Ferrone's resignation.

         The Company has begun its search for a new Chief Financial Officer. Until such time as a new Chief Financial Officer has been hired, Mr. Hawatmeh will act in the dual roles of President and Chief Financial Officer.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CirTran Corporation


Date: October 25, 2007                        By:  /s/ Iehab Hawatmeh
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                                                  Iehab J. Hawatmeh, President











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